Exhibit 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                         PURSUANT TO 18 U.S.C. ss. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Guangyu Wu, Chief Executive Officer (principal executive officer) of the Registrant, China Recycling Energy Corporation ("China Digital Wireless, Inc." prior to March 8, 2007), certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2007 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and resuFlts of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

                                                         SIGNATURE

Date: May 15, 2007                                       /s/Guangyu Wu
                                                         -------------
                                                         Guangyu Wu
                                                         Chief Executive Officer